Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of events after reporting period [Abstract]
Subsequent Events	Subsequent EventsEarly-Stage Pumped Hydro Development ProjectOn Feb. 16, 2023, the Company announced that it had entered into a definitive agreement to acquire a 50 per cent interest in the Tent Mountain Renewable Energy Complex (“Tent Mountain”), an early-stage 320 MW pumped hydro energy storage development project, located in southwest Alberta, currently owned by Montem Resources Limited (“Montem”). The acquisition includes the land rights, fixed assets and intellectual property associated with the pumped hydro development project. The Company will pay Montem approximately $8 million upon closing the transaction with additional payments of up to $17 million (approximately $25 million total) contingent on the achievement of specific development and commercial milestones. The Company and Montem will form a partnership and jointly manage the project, with the Company acting as project developer. The acquisition also includes the intellectual property associated with a 100 MW offsite green hydrogen electrolyser and a 100 MW offsite wind development project. The closing of the transaction remains subject to customary closing conditions, including receipt by Montem of shareholder approval, with closing expected to occur in March 2023.